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                                  STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

                                  October 18, 2005

MORGAN STANLEY INSTITUTIONAL FUND, INC.

The second paragraph of the section of the Statement of Additional Information titled "REDEMPTION OF SHARES" is hereby deleted and replaced with the following:

     Class A shares of each Portfolio and Class B shares of each Portfolio, if offered, may be redeemed at any time at the net asset value per share next determined after receipt by the Fund or its designee of a redemption order as described under "Methods of Redemption" and "Investment through Financial Intermediaries," which may be more or less than the purchase price of your shares. Shares of the Active International Allocation, Emerging Markets, Emerging Markets Debt, Global Franchise, Global Value Equity, International Equity, International Magnum, International Real Estate, International Small Cap, Small Company Growth and U.S. Real Estate Portfolios redeemed within 30 days of purchase and shares of the Equity Growth, Focus Equity and Value Equity Portfolios redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is calculated based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first. See each Prospectus for additional information about redeeming shares of a Portfolio.

The section of the Statement of Additional Information titled "INVESTMENT POLICIES AND STRATEGIES - OTHER SECURITIES - LOANS OF PORTFOLIO SECURITIES" is hereby deleted and replaced with the following:

     LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolios employ an agent to implement the securities lending program and the agent receives a fee from the Portfolios for its services. A Portfolio will not lend more than 33 1/3% of the value of its total assets.

     Each Portfolio may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (I.E., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

     There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. Each Portfolio loaning securities also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

[SIDENOTE]

SUPPLEMENT DATED OCTOBER 18, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION OF MORGAN STANLEY INSTITUTIONAL FUND, INC. DATED APRIL 29, 2005